    Exhibit 99.1

Investor Contact: Steve Keenan
        (314) 719-1755
    InvestorRelations@Olin.com

News
Olin Corporation, 190 Carondelet Plaza, Suite 1530, Clayton, MO 63105

Olin – Winchester Completes Acquisition of Small Caliber Ammunition Manufacturing Assets

Clayton, MO, April 18, 2025 – Olin Corporation (NYSE: OLN) announced today that it has completed the previously announced acquisition of the small caliber ammunition assets of AMMO, Inc.

The assets, employees and ammunition business are now part of Olin's Winchester Ammunition business, including the brass shellcase capabilities and a newly constructed, world-class, 185,000 square foot production facility located in Manitowoc, Wisconsin. The facility and its skilled employees complement Winchester's existing production capabilities, enabling greater specialization and broader participation across a variety of high-margin, specialty calibers.

Funded from available liquidity, this transaction is expected to be immediately accretive to Olin’s shareholders, delivering incremental expected first-year adjusted EBITDA of $10 to $15 million, including synergies realization, leveraging Winchester's industry-leading economies of scale, raw material sourcing, and our projectile, primer, and loading capabilities. Once fully integrated, this acquisition is expected to yield adjusted EBITDA of $40 million per year with full realization of synergies.

“During our recent Investor Day, we committed to our capital allocation framework,” said Olin’s President and CEO, Ken Lane. "Like the White Flyer acquisition in 2023, this acquisition furthers our Winchester strategy to identify and secure small, bolt-on opportunities that are highly strategic and immediately accretive to Olin. By year three, we expect to have paid one and a half times adjusted EBITDA for these world-class assets."

Brett Flaugher, President of Winchester Ammunition noted “The specialization of the Manitowoc facility will expand our reach into higher-value commercial, as well as international military and law enforcement calibers, while deepening our near full integration across the ammunition value chain. This shift enables our larger, legacy plants to focus on high-volume products and growing our cost advantage."

COMPANY DESCRIPTION

Olin Corporation is a leading vertically integrated global manufacturer and distributor of chemical products and a leading U.S. manufacturer of ammunition. The chemical products produced include chlorine and caustic soda, vinyls, epoxies, chlorinated organics, bleach, hydrogen, and hydrochloric acid. Winchester’s principal manufacturing facilities produce and distribute sporting ammunition, law enforcement ammunition, reloading components, small caliber military ammunition and components, industrial cartridges, and clay targets.

Visit www.olin.com for more information on Olin Corporation.

FORWARD-LOOKING STATEMENTS
This communication includes forward-looking statements. These statements relate to analyses and other information that are based on management's beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which we and our various segments operate. The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties.
We have used the words "anticipate," "intend," "may," "expect," "believe," "should," "plan," "outlook," "project," "estimate," "forecast," "optimistic," “target,” and variations of such words and similar expressions in this communication to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the Company’s anticipated financial and other benefits of our acquisition of the ammunition assets of Ammo, Inc. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. The payment of cash dividends is subject to the discretion of our Board of Directors and will be determined in light of then-current conditions, including our earnings, our operations, our financial conditions, our capital requirements and other factors deemed relevant by our Board of Directors. In the future, our Board of Directors may change our dividend policy, including the frequency or amount of any dividend, in light of then-existing conditions.
The risks, uncertainties and assumptions involved in our forward-looking statements, many of which are discussed in more detail in our filings with the SEC, including without limitation the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2024, and our Quarterly Reports on Form 10-Q and other reports furnished or filed with the SEC, include, but are not limited to, the following:
Business, Industry and Operational Risks
•sensitivity to economic, business and market conditions in the United States and overseas, including economic instability or a downturn in the sectors served by us;
•declines in average selling prices for our products and the supply/demand balance for our products, including the impact of excess industry capacity or an imbalance in demand for our chlor alkali products;
•unsuccessful execution of our operating model, which prioritizes Electrochemical Unit (ECU) margins over sales volumes;
•failure to control costs and inflation impacts or failure to achieve targeted cost reductions;
•our reliance on a limited number of suppliers for specified feedstock and services and our reliance on third-party transportation;
•availability of and/or higher-than-expected costs of raw material, energy, transportation, and/or logistics;
•the occurrence of unexpected manufacturing interruptions and outages, including those occurring as a result of labor disruptions and production hazards;
•exposure to physical risks associated with climate-related events or increased severity and frequency of severe weather events;
•the failure or an interruption, including cyber-attacks, of our information technology systems;
•risks associated with our international sales and operations, including economic, political or regulatory changes;
•failure to identify, attract, develop, retain and motivate qualified employees throughout the organization and ability to manage executive officer and other key senior management transitions;
•our inability to complete future acquisitions or joint venture transactions or successfully integrate them into our business;
•adverse conditions in the credit and capital markets, limiting or preventing our ability to borrow or raise capital;

•weak industry conditions affecting our ability to comply with the financial maintenance covenants in our senior credit facility;
•our indebtedness and debt service obligations;
•the effects of any declines in global equity markets on asset values and any declines in interest rates or other significant assumptions used to value the liabilities in, and funding of, our pension plans;
•our long-range plan assumptions not being realized, causing a non-cash impairment charge of long-lived assets;

Legal, Environmental and Regulatory Risks
•changes in, or failure to comply with, legislation or government regulations or policies, including changes regarding our ability to manufacture or use certain products and changes within the international markets in which we operate;
•new regulations or public policy changes regarding the transportation of hazardous chemicals and the security of chemical manufacturing facilities;
•unexpected outcomes from legal or regulatory claims and proceedings;
•costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings;
•various risks associated with our Lake City U.S. Army Ammunition Plant contract and performance under other governmental contracts; and
•failure to effectively manage environmental, social and governance (ESG) issues and related regulations, including climate change and sustainability.
All of our forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements.

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